UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________
FORM 8-K
______________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 29, 2024
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BLOOM ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

001-38598
(Commission File Number)
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Delaware			77-0565408
(State or other jurisdiction of incorporation)			(I.R.S. Employer Identification No.)

4353 North First Street,	San Jose,	California	95134
(Address of principal executive offices)			(Zip Code)

(408)			543-1500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	BE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 29, 2024, the Compensation and Organizational Development Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of Bloom Energy Corporation (“Bloom Energy” or the “Company”) approved the grant of performance-based stock options (the “PSOs”) to purchase a target of 180,000 shares of Class A common stock to Aman Joshi, the Company’s Chief Commercial Officer. Mr. Joshi joined the Company in January 2024. The PSOs are eligible to be earned and vest in three equal annual installments over the performance periods (fiscal 2024, 2025, and 2026). The number of shares issuable in respect of the PSO may be up to 1.5 times the target based on performance. As a result, Mr. Joshi can earn between 0% and 150% of the PSOs, for a maximum of 270,000 shares of Class A common stock that may be issued. Achievement of the PSOs is based on a combination of operational and financial goals, including specific revenue and non-GAAP gross margin targets. The PSOs vest on the 15th of the month following the Compensation Committee’s certification of achievement of performance against these annual goals. Vesting of the PSOs is also subject to Mr. Joshi’s continued service. Mr. Joshi’s total compensation is further described in the Company’s Current Report on Form 8-K filed on January 9, 2024.
Item 9.01    Financial Statements and Exhibits

Exhibits

Exhibit	Description
104	Cover page interactive data file (embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BLOOM ENERGY CORPORATION

Date:	August 30, 2024	By:	/s/ Shawn Soderberg
Shawn Soderberg
Chief Legal Officer and Corporate Secretary